UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

260 Franklin Street, Suite 1900, Boston, MA 02110	(617) 340-3814
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Acquisition of Waynesboro Property

On July 21, 2014, Plymouth Industrial REIT, Inc. (the "Company") entered into a purchase and sale agreement (the "Waynesboro-321 Mills Road Agreement") with an unrelated third-party to purchase an industrial property for a purchase price of $12.0 million. The property consists of approximately 475,000 of rentable square feet and is located in Waynesboro, Georgia. The acquisition is expected to close on or before September 1, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Waynesboro-321 Mills Road Agreement is $100,000, which is non-refundable following the expiration of the contingency period, which expires on August 21, 2014, unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The seller will deposit a portion of the proceeds of the sale into a separate account for a period of 30 days from the date of recordation of the deed (the "Waynesboro Survival Period") to satisfy certain indemnification obligations of the seller. The Waynesboro-321 Mills Road Agreement contains customary representations, warranties and covenants of the parties. During the Waynesboro Survival Period, the seller has agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement up to an aggregate amount of $750,000.

A copy of the Waynesboro-321 Mills Road Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Waynesboro-321 Mills Road Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Waynesboro-321 Mills Road Agreement.

Acquisition of Venture One Property

On July 16, 2014, the Company entered into a purchase and sale agreement (the "Venture One Agreement") with an unrelated third-party to purchase six industrial properties for an aggregate purchase price of $28.5 million. The properties consist of an aggregate of approximately 486,612 of rentable square feet and are located in the Chicago, Illinois metropolitan area. The acquisition is expected to close on or before September 18, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Venture One Agreement is $325,000, which is non-refundable following the expiration of the contingency period, which expires on August 15, 2014, unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The parent of the seller will execute a guaranty in an amount up to $750,000 for a period expiring on May 31, 2015 (the "Venture One Survival Period") to satisfy certain indemnification obligations of the seller. The Venture One Agreement contains customary representations, warranties and covenants of the parties. During the Venture One Survival Period, the seller has agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement.

A copy of the Venture One Agreement is attached to this current report on Form 8-K as Exhibit 10.2 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Venture One Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Venture One Agreement.

Acquisition of Nike Property

On July 14, 2014, the Company entered into a purchase and sale agreement (the "Nike-8400 Winchester Road Agreement") with an unrelated third-party to purchase an industrial property for a purchase price of $23.385 million. The property consists of approximately 812,697 of rentable square feet and is located in Memphis, Tennessee. The acquisition is expected to close on or before September 18, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Nike-8400 Winchester Road Agreement is $250,000, which is non-refundable following the expiration of the contingency period, which expires on August 18, 2014, unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The Nike-8400 Winchester Road Agreement contains customary representations, warranties and covenants of the parties. During the period of nine (9) months from the date of recordation of the deed, the seller has agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement up to an aggregate amount of $400,000.

A copy of the Nike-8400 Winchester Road Agreement is attached to this current report on Form 8-K as Exhibit 10.3 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Nike-8400 Winchester Road Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Nike-8400 Winchester Road Agreement.

Acquisition of Pier-One Property

On July 7, 2014, the Company entered into a purchase and sale agreement (the "Pier One–3500 Southwestern Boulevard Agreement") with an unrelated third-party to purchase an industrial property for a purchase price of $20.0 million. The property consists of approximately 527,127 of rentable square feet and is located in Columbus, Ohio. The acquisition is expected to close on or before September 11, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Pier One–3500 Southwestern Boulevard Agreement is $200,000, which is non-refundable following the expiration of the contingency period, which expires on July 31, 2014, unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The Pier One–3500 Southwestern Boulevard Agreement contains customary representations, warranties and covenants of the parties, which survive for a period of six (6) months following recordation of the deed.

A copy of the Pier One–3500 Southwestern Boulevard Agreement is attached to this current report on Form 8-K as Exhibit 10.4 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Pier One–3500 Southwestern Boulevard Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Pier One–3500 Southwestern Boulevard Agreement.

Acquisition of Creekside Property

On June 30, 2014, the Company entered into a purchase and sale agreement (the "Creekside-3100 Creekside Parkway Agreement") with an unrelated third-party to purchase an industrial property for a purchase price of $11.5 million. The property consists of approximately 340,000 of rentable square feet and is located in Columbus, Ohio. The acquisition is expected to close on or before September 18, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Creekside-3100 Creekside Parkway Agreement is $150,000, which is non-refundable following the expiration of the contingency period, which expires on June 30, 2014, unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The Creekside-3100 Creekside Parkway Agreement contains customary representations, warranties and covenants of the parties. During the period of nine (9) months from the date of delivery of the deed, the seller has agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement up to an aggregate amount of $250,000.

A copy of the Creekside-3100 Creekside Parkway Agreement is attached to this current report on Form 8-K as Exhibit 10.5 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Creekside-3100 Creekside Parkway Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Creekside-3100 Creekside Parkway Agreement.

Acquisition of Perseus Property

On May 1, 2014, the Company entered into a purchase and sale agreement (the "Perseus-210 American Drive Agreement") with an unrelated third-party to purchase an industrial property for a purchase price of $12.7 million. The property consists of approximately 638,400 of rentable square feet and is located in Jackson, Tennessee. The acquisition is expected to close on or before August 31, 2014, subject to the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all. The earnest money deposit under the Perseus-210 American Drive Agreement is $50,000, which is non-refundable unless the closing does not occur as a result of the seller’s failure to satisfy certain conditions under the agreement. The Persus-210 American Drive Agreement contains customary representations, warranties and covenants of the parties. During the period of six (6) months from the date of recordation of the deed, the seller has agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement up to an aggregate amount of $500,000.

A copy of the Perseus-210 American Drive Agreement is attached to this current report on Form 8-K as Exhibit 10.6 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Perseus-210 American Drive Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Perseus-210 American Drive Agreement.

The Company anticipates using the proceeds of its proposed public offering to pay the purchase price under each of these purchase and sale agreements. The registration statement related to such proposed public offering by the Company has been filed with the Securities and Exchange Commission (the “SEC”), but has not yet become effective. Any offers, solicitations of offers to buy, or sales of the securities will only be made once such registration statement has been declared effective by the SEC. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the securities covered by such registration statement.

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 24, 2014, the Board of Directors of the Company has amended Section 2.03(a) of the Company’s Amended and Restated Bylaws (the "Amendment") to provide that any special meeting of stockholders called by the president, the chief executive officer, a majority of the board of directors or a majority of the independent directors shall be held not less than 10 days nor more than 60 days following the date of mailing of such notice of such meeting. A copy of the Amendment is attached hereto as Exhibit 3.1

Item 9.01  Financial Statements and Exhibits

(d)  The following exhibits are transmitted herewith:

3.1	Amendment No. 1 to the Company's Amended and Restated Bylaws.
10.1	Purchase and Sale Agreement and Escrow Instructions, dated as of July 21, 2014, by and between Mills Road, LLC and Plymouth Industrial REIT, Inc.
10.2	Purchase and Sale Agreement and Escrow Instructions, dated as of July 16, 2914, by and between VK 3940 Stern, LLC, VK 1875 Holmes, LLC, VK 2401, LLC, VK 11351 183rd, LLC, VK 189 Steegers, LLC & VK 1355 Holmes, LLC, as Sellers, and Plymouth Industrial REIT, Inc., as Buyer.
10.3	Purchase and Sale Agreement and Escrow Instructions, dated as of July 14, 2014, by and between Winchester Distributing LLC and Plymouth Industrial REIT, Inc.
10.4	Agreement of Sale, dated July 7, 2014, by and between Sun Life Assurance Company of Canada and Plymouth Industrial REIT, Inc.
10.5	Purchase and Sale Agreement and Escrow Instructions, dated as of June 30, 2014, by and between 3100 Creekside Investors, LLC and Plymouth Industrial REIT, Inc.
10.6	Purchase and Sale Agreement and Escrow Instructions, dated as of May 1, 2014, by and between Tower Jackson, LLC and Plymouth Real Estate Investors, Inc.
10.7	Assignment of Purchase and Sale Agreement and Escrow Instructions, dated as of July 18, 2014, by and between Plymouth Real Estate Investors, Inc. and Plymouth Industrial REIT, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014

PLYMOUTH INDUSTRIAL REIT, INC.

By:       /s/ Jeffrey E. Witherell

Jeffrey E. Witherell
Chief Executive Officer